UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

January 4, 2005
Date of report (Date of earliest event reported)

Magic Lantern Group, Inc.
(Exact name of registrant as specified in its charter)

New York	1-9502	13-3016967
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01

Entry into a Material Definitive Agreement

The disclosure required to be provided herein is incorporated by reference to Item 3.02 below.

ITEM 3.02

Unregistered Sales of Equity Securities

On January 4, 2005, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Nite Capital, L.P., providing for, among other things, the unregistered sale, through a private placement, of 1,000,000 shares of common stock (the “Shares”), $0.01 par value per share (the “Common Stock”) at a price of $0.30 per share, and a common stock purchase warrant to purchase an additional 500,000 shares of Common Stock exercisable at a price of $0.40 per share, subject to customary adjustments, until the fifth anniversary of January 4, 2005.  The Company also entered into a Registration Rights Agreement.

In connection with the private placement, the Company was obliged to pay a cash fee to the placement agent, First Montauk Securities Corp. (“First Montauk”), for its services on its behalf.  In addition, the Company issued First Montauk and its assignees, common stock purchase warrants to purchase an aggregate of 100,000 shares of Common Stock, exercisable at $0.40 per share, subject to customary adjustments, until the fifth anniversary of January 4, 2005.

The Shares and the common stock purchase warrants were issued to private investors in transactions that were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.

Copies of the Subscription Agreement, Registration Rights Agreement and a form of the common stock purchase warrants issued to the Nite Capital, L.P. and First Montauk and its assignees, as well as the Company's January 10, 2005 press release announcing the closing of the private placement, are filed as exhibits to this report and are incorporated herein by reference.

ITEM 9.01

Financial Statements and Exhibits

Exhibit

Number

Description

10.1

Subscription Agreement dated December 29, 2004 as accepted by the Company on January 4, 2005 by and between Magic Lantern Group, Inc. and Nite Capital, L.P.

10.2

Registration Rights Agreement dated January 4, 2005 by and between Magic Lantern Group, Inc. and Nite Capital, L.P.

10.3

Form of Common Stock Purchase Warrant issued to Nite Capital, L.P. and First Montauk Securities Corp. and its assignees.

99.1

Press release of the Company dated January 10, 2005.

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.
Date: January 10, 2005
By: /s/ Robert A. Goddard
Robert A. Goddard
President & CEO

Exhibit Index

Exhibit

Number

Description

10.1

Subscription Agreement dated December 29, 2004 as accepted by the Company on January 4, 2005 by and between Magic Lantern Group, Inc. and Nite Capital, L.P.

10.2

Registration Rights Agreement dated January 4, 2005 by and between Magic Lantern Group, Inc. and Nite Capital, L.P.

10.3

Form of Common Stock Purchase Warrant issued to Nite Capital, L.P. and First Montauk Securities Corp. and its assignees.

99.1

Press release of the Company dated January 10, 2005.